UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   July 3, 2001
                                                 ------------------


                                   XAIBE, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Nevada                  0-22678                76-0594907
----------------------------     ------------       -----------------------
(State or other jurisdiction     (Commission        (IRS Employer
 of incorporation)                file number)       Identification Number)


               13100 N.W. Freeway, Suite 130, Houston, Texas 77040
              -----------------------------------------------------
               (Address of principal executive offices)(Zip Code)


                                 (713) 690-9233
               --------------------------------------------------
              (Registrant's telephone number, including area code)


          ------------------------------------------------------------
         (Former name and former address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant

(a) (1) (i)  On July 3, 2000, Xaibe, Inc. (the  "Company") dismissed Janet Loss,
             CPA, P.C. as the Company's independent accountants.



         (ii) Janet Loss, CPA, P.C.'s report on the financial statements for the years ended June 30, 1999 and 2000 did not contain an adverse opinion or disclaimer, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

         (iii)    The  decision  to  change   accountants  was  recommended  and
                  approved by the board of directors of the Company.

         (iv) During the Company's two most recent fiscal years and any subsequent interim period preceding the dismissal of Janet Loss, CPA, P.C., there were no disagreements with Janet Loss, CPA, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s) if not resolved to the satisfaction of Janet Loss, CPA, P.C., would have caused Janet Loss, CPA, P.C. to make reference to the subject matter of the disagreement(s) in connection with its report.

         (v) During the Company's two most recent fiscal years and any subsequent interim period preceding the dismissal of Janet Loss, CPA, P.C., there have been no reportable events of the type required to be disclosed by Item 304(a)(1)(v) of Regulation S-K.

(2) On July 3, 2001, the Company engaged Null Lairson, P.C. as its new independent accountants. Prior to the engagement of Null Lairson, P.C., the Company did not consult with such firm regarding the application of accounting principles to a specific completed or contemplated transaction, or any matter that was either the subject of a disagreement or a reportable event. The Company also did not consult with Null Lairson, P.C. regarding the type of audit opinion which might be rendered on the Company's financial statements and no oral or written report was provided by Null Lairson, P.C.

(b)      Not applicable.

(c) The Company has provided Janet Loss, CPA, P.C. with a copy of the disclosures it is making in response to Item 304(a) of Regulation S-K. The Company has requested that Janet Loss, CPA, P.C. review the disclosure and furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. Such letter will be filed by amendment as an exhibit to this Report upon receipt of the same.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     XAIBE, INC.

Dated: July 3, 2001
                                               By: /s/ Lawrence Clasby
                                                  -------------------------
                                                   Lawrence Clasby
                                                   Chief Executive Officer